UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2008
____________________

Tegal Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction
of incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

2201 South McDowell Boulevard
Petaluma, CA 94954
(Address of Principal Executive Offices)

(707) 763-5600
(Registrant’s telephone number, including area code)

_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.                                Completion of Acquisition or Disposition of Assets.

           On September 16, 2008, Tegal Corporation (the “Company”) completed its previously announced acquisition  (the “Acquisition”) from Alcatel Micro Machining Systems, a French corporation (“AMMS”), and Alcatel Lucent, a French Corporation (“Alcatel” and together with AMMS, the “Sellers”), of Deep Reactive Ion Etch (DRIE) and Plasma Enhanced Chemical Vapor Deposition (PECVD) products, and the related intellectual property (the “Assets”).  Under the terms of the Asset Purchase Agreement, dated September 2, 2008, by and among the Company and the Sellers (the “Purchase Agreement”), the Company paid $1,000,000 in cash and issued 1,044,386 shares of the Company’s common stock in consideration for the Assets.

ITEM 9.01.                                Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press release issued by Tegal Corporation, dated September 16, 2008 announcing closing of the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2008	TEGAL CORPORATION
	By:	/s/ Christine T. Hergenrother
	Name: Title:	Christine T. Hergenrother Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Tegal Corporation, dated September 16, 2008 announcing closing of the acquisition.